PART C

                                OTHER INFORMATION

Item 23. Exhibits

          a. Articles of Incorporation dated March 19, 1996 (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

          b. By-Laws dated March 19, 1996 (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

          c.        Not Applicable

          d.(i) Form of Investment Advisory Agreement (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

          d.(ii) Form of Sub-Advisory Agreement (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

          d.(iii) Investment Management Agreement with Hartford Investment Financial Services Company dated March 3, 1997 (incorporated by reference to Post-Effective Amendment #3 filed on June 20, 1997)

          d.(iv) Investment Sub-Advisory Agreement with Wellington Management Company LLP dated March 3, 1997 (incorporated by reference to Post-Effective Amendment #3 filed on June 20, 1997)

          d.(v) Investment Services Agreement with The Hartford Investment Management Company dated as of March 3, 1997 (incorporated by reference to Post-Effective Amendment #3 filed on June 20, 1997)

          d.(vi)    Form  of  Amendment   Number  1  to  Investment   Management
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #4 filed on October 16, 1997)

          d.(vii) Form of Amendment Number 1 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP ( incorporated by reference to Post-Effective Amendment #4 filed on October 16, 1997)

          d.(viii)  Form  of  Amendment   Number  2  to  Investment   Management
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #5 filed on February 6, 1998)

          d.(ix) Form of Amendment Number 2 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment #5 filed on February 6, 1998)

          d.(x) Form of Amendment Number 1 to Investment Services Agreement with The Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #9 filed on July 15, 1998)

          d.(xi)    Form  of  Amendment   Number  3  to  Investment   Management
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #9 filed on July 15, 1998)

          d.(xii) Form of Amendment Number 3 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment #9 filed on July 15, 1998)

          d.(xiii)  Form  of  Amendment   Number  4  to  Investment   Management
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #13 filed on February 2, 2000)

          d.(xiv) Form of Amendment Number 4 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment #13 filed on February 2, 2000)

          d.(xv)    Form  of  Amendment   Number  5  to  Investment   Management
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #16 filed on August 10, 2000)

          d.(xvi) Form of Amendment Number 5 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment #16 filed on August 10, 2000)

          d.(xvii)  Form  of  Amendment   Number  6  to  Investment   Management
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #17 filed on February 14, 2001)

          d.(xviii) Form of Amendment Number 6 to Sub-Advisory Agreement between
                    Hartford Investment Financial Services Company and Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment #17 filed on February 14, 2001)

          d.(xix)   Form  of  Amendment   Number  7  to  Investment   Management
                    Agreement (filed herewith)

          d.(xx) Form of Amendment Number 2 to Investment Services Agreement with Hartford Investment Management Company (filed herewith)

          e.(i) Form of Principal Underwriting Agreement (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

          e.(ii) Form of Dealer Agreement with the Distributor (incorporated by reference to Pre-Effective Amendment #1 filed on June 27,
                    1996)

          e.(iii)   Form  of  Amendment  Number  1  to  Principal   Underwriting
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #4 filed on October 16, 1997)

          e.(iv)    Form  of  Amendment  Number  2  to  Principal   Underwriting
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #5 filed on February 6, 1998)

          e.(v)     Form  of  Amendment  Number  3  to  Principal   Underwriting
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #9 filed on July 15, 1998)

          e.(vi) Assignment of Principal Underwriting Agreement from Hartford Securities Distribution Company, Inc. to Hartford Investment Financial Services Company dated November 1, 1998 (incorporated by reference to Post-Effective Amendment #20 filed on February 15, 2002)

          e.(vii)   Form  of  Amendment  Number  4  to  Principal   Underwriting
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #13 filed on February 2, 2000)

          e.(viii)  Form  of  Amendment  Number  5  to  Principal   Underwriting
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #16 filed on August 10, 2000)

          e.(ix)    Form  of  Amendment  Number  6  to  Principal   Underwriting
                    Agreement   (incorporated  by  reference  to  Post-Effective
                    Amendment #17 filed on February 14, 2001)

          e.(x)     Form  of  Amendment  Number  7  to  Principal   Underwriting
                    Agreement (filed herewith)

          f.        Not Applicable

          g.(i) Form of Custodian Agreement (incorporated by reference to Pre-Effective Amendment #1 filed on June 27, 1996)

          g.(ii)    Form  of   Amendment   Number  1  to   Custodian   Agreement
                    (incorporated by reference to Post-Effective Amendment #4 filed on October 16, 1997)

          g.(iii)   Form  of   Amendment   Number  2  to   Custodian   Agreement
                    (incorporated by reference to Post-Effective Amendment #5 filed on February 6, 1998)

          g.(iv)    Form  of   Amendment   Number  3  to   Custodian   Agreement
                    (incorporated by reference to Post-Effective Amendment #9 filed on July 15, 1998)

          g.(v)     Form  of   Amendment   Number  4  to   Custodian   Agreement
                    (incorporated by reference to Post-Effective Amendment #13 filed on February 2, 2000)

          g.(vi)    Form   of   Letter   Amendment   to   Custodian    Agreement
                    (incorporated by reference to Post-Effective Amendment #16 filed on August 10, 2000)

          g.(vii)   Form   of   Letter   Amendment   to   Custodian    Agreement
                    (incorporated by reference to Post-Effective Amendment #17 filed on February 14, 2001)

          g.(viii)  Form   of   Letter   Amendment   to   Custodian    Agreement
                    (incorporated by reference to Post-Effective Amendment #20 filed on February 15, 2002)

          g.(ix) Form of Letter Amendment to Custodian Agreement (filed herewith)

          h.(i) Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc. and Hartford Administrative Services Company dated November 1, 2001(incorporated by reference to Post-Effective Amendment #20 filed on February 15, 2002)

          h.(ii) Form of Amendment Number 1 to Transfer Agency and Service Agreement (filed herewith)

          i.        Opinion and Consent of Counsel (to be filed by amendment)

          j.        Consent  of   Independent   Accountants   (to  be  filed  by
                    amendment)

          k.        Not Applicable

          l.        Not Applicable

          m.(i) Form of Rule 12b-1 Distribution Plan for Class A Shares (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

          m.(ii) Form of Rule 12b-1 Distribution Plan for Class B Shares (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

          m.(iii) Form of Rule 12b-1 Distribution Plan for Class C Shares ( incorporated by reference to Post-Effective Amendment #7 filed on May 13, 1998)

          m.(iv)    Form of  Amended  Rule 12b-1  Distribution  Plan for Class A
                    Shares   (incorporated   by  reference   to   Post-Effective
                    Amendment #4 filed on October 16, 1997)

          m.(v)     Form of  Amended  Rule 12b-1  Distribution  Plan for Class B
                    Shares   (incorporated   by  reference   to   Post-Effective
                    Amendment #4 filed on October 16, 1997)

          m.(vi) Form of Amendment Number 1 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (incorporated by reference to Post-Effective Amendment #5 filed on February 6, 1998)

          m.(vii) Form of Amendment Number 1 to Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares (incorporated by reference to Post-Effective Amendment #5 filed on February 6, 1998)

          m.(viii) Form of Amendment Number 2 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (incorporated by reference to Post-Effective Amendment #9 filed on July 15,
                    1998)

          m.(ix) Form of Amendment Number 2 to Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares (incorporated by reference to Post-Effective Amendment #9 filed on July 15,
                    1998)

          m.(x)     Form of Amendment Number 1 to Rule 12b-1  Distribution  Plan
                    for   Class  C  Shares   (incorporated   by   reference   to
                    Post-Effective Amendment #9 filed on July 15, 1998)

          m.(xi) Form of Amendment Number 3 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (incorporated by reference to Post-Effective Amendment #13 filed on February 2, 2000)

          m.(xii) Form of Amendment Number 3 to Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares (incorporated by reference to Post-Effective Amendment #13 filed on February 2, 2000)

          m.(xiii)  Form of Amendment Number 2 to Rule 12b-1  Distribution  Plan
                    for   Class  C  Shares   (incorporated   by   reference   to
                    Post-Effective Amendment #13 filed on February 2, 2000)

          m.(xiv) Form of Amendment Number 4 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (incorporated by reference to Post-Effective Amendment #16 filed on August 10, 2000)

          m.(xv) Form of Amendment Number 4 to Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares ( incorporated by reference to Post-Effective Amendment #16 filed on August 10, 2000)

          m.(xvi)   Form of Amendment Number 3 to Rule 12b-1  Distribution  Plan
                    for   Class  C  Shares   (incorporated   by   reference   to
                    Post-Effective Amendment #16 filed on August 10, 2000)

          m.(xvii) Form of Amendment Number 5 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (incorporated by reference to Post-Effective Amendment #17 filed on February 14, 2001)

          m.(xviii) Form of  Amendment  Number 5 to Amended  and  Restated  Rule
                    12b-1 Distribution Plan for Class B Shares (incorporated by reference to Post-Effective Amendment #17 filed on February 14, 2001)

          m.(xix)   Form of Amendment Number 4 to Rule 12b-1  Distribution  Plan
                    for   Class  C  Shares   (incorporated   by   reference   to
                    Post-Effective Amendment #17 filed on February 14, 2001)

          m.(xx) Form of Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B and Class C Shares (to be filed by amendment)

          n.(i) Form of Rule 18f-3 Plan (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

          n.(ii) Form of Amended Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment #4 filed on October 16, 1997)

          n.(iii) Form of Amendment Number 1 to Amended and Restated Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment #5 filed on February 6, 1998)

          n.(iv)    Form of Amended and Restated  Rule 18f-3 Plan to add Class C
                    Shares   (incorporated   by  reference   to   Post-Effective
                    Amendment #7 filed on May 13, 1998)

          n.(v) Form of Amendment Number 1 to Amended and Restated Rule 18f-3 Plan which added Class C Shares (incorporated by reference to Post-Effective Amendment #9 filed on July 15,
                    1998)

          n.(vi) Form of Amendment Number 2 to Amended and Restated Rule 18f-3 Plan which added Class C Shares (incorporated by reference to Post-Effective Amendment #13 filed on February 2, 2000)

          n.(vii) Form of Amendment Number 3 to Amended and Restated Rule 18f-3 Plan which added Class C Shares (incorporated by reference to Post-Effective Amendment #16 filed on August 10, 2000)

          n.(viii) Form of Amendment Number 4 to Amended and Restated Rule 18f-3 Plan which added Class C Shares (incorporated by reference to Post-Effective Amendment #17 filed on February 14, 2001)

          n.(xix) Form of Amended and Restated Rule 18f-3 Plan (to be filed by amendment)

          o.        Not Applicable

          p.(i) Code of Ethics of HL Investment Advisors LLC and Hartford Investment Financial Services Company (incorporated by reference to Post-Effective Amendment #20 filed on February 15, 2002)

          p.(ii) Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #20 filed on February 15, 2002)

          p.(iii)   Code  of  Ethics  of  Wellington   Management   Company  LLP
                    (previously filed with Post-Effective Amendment #15 filed on April 28, 2000)

          q.        Power of Attorney (filed herewith)

Item 24. Persons controlled by or under Common Control with Registrant
         -------------------------------------------------------------

          As of July 31, 2002, any persons directly or indirectly under common control with The Hartford Mutual Funds, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Maryland corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on March 20, 2002.

          In addition, subsidiaries of The Hartford Financial Services Group, Inc., beneficially owned as of July 31, 2002 more than 25% of the following funds:

                  The Hartford Global Communications Fund
                  The Hartford Global Financial Services Fund
                  The Hartford International Capital Appreciation Fund The Hartford International Small Company Fund

Item 25. Indemnification
         ---------------

          Article V of the Registrant's Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant's initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

          Hartford Investment Financial Services, LLC serves as investment adviser to each of the portfolios included in this Registration Statement.



                           Position with Hartford Investment
Name                       Financial Services, LLC                      Other Business
----                       ----------------------                       --------------

Thomas M. Marra            President and Chief Executive Officer        President and Chief Operating Officer of
                                                                        Hartford Life, Inc. ("HL, Inc.")1

John C. Walters            Executive Vice President                     Executive Vice President of HL, Inc.

David T. Foy               Senior Vice President and Treasurer          Senior Vice President, Treasurer and Chief
                                                                        Financial Officer of HL, Inc.

David N. Levenson          Senior Vice President                        Senior Vice President of Hartford Life
                                                                        Insurance Company ("HLIC")2

Christine H. Repasy        Senior Vice President, General               Senior Vice President and General Counsel
                           Counsel and Corporate Secretary              of HL, Inc.

David M. Znamierowski      Senior Vice President-Investments            Senior Vice President of HL, Inc.

David A. Carlson           Vice President and Director of Taxes         Vice President and Director of Taxes of HL,
                                                                        Inc.

Deirdre McGuire            Vice President                               Vice President, Hartford Investment
                                                                        Management Company ("HIMCO")3

George R. Jay              Controller                                   Assistant Vice President and Secretary of
                                                                        HLIC

    1 The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06070.
    2 The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06070.
    3 The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.


Item 27. Principal Underwriters
         ----------------------

         Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for Hartford-Fortis Series Fund, Inc.

         The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:



                                                                                               Position and Offices
Name and Principal Business Address*       Positions and Offices with Underwriter                 with Registrant
------------------------------------       --------------------------------------                 ---------------

Thomas M. Marra                       President and Chief Executive Officer                    Chairman of the Board and Director

John C. Walters                       Executive Vice President                                 Vice President

David T. Foy                          Senior Vice President and Treasurer                      None

David N. Levenson                     Senior Vice President                                    Vice President

Christine H. Repasy                   Senior Vice President, General Counsel and               None
                                      Corporate Secretary

David M. Znamierowski                 Senior Vice President-Investments                        President and Director

David A. Carlson                      Vice President and Director of Taxes                     None

Deirdre McGuire                       Vice President                                           None

George R. Jay                         Controller                                               Vice President



     *Principal business address is 200 Hopmeadow Street, Simsbury, CT  06070.

Item 28. Location of Accounts and Records
         --------------------------------

         Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06070.

Item 29. Management Services
         -------------------

         Not Applicable

Item 30. Undertakings
         ------------

         Not Applicable